UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-9651
                                   811-9735

Name of Fund:  Merrill Lynch Focus Twenty Fund, Inc.
               Master Focus Twenty Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Focus Twenty Fund, Inc. and Master Focus Twenty Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 11/30/04

Date of reporting period: 12/01/03 - 05/31/04

Item 1 - Report to Stockholders


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch Focus Twenty
Fund, Inc.


Semi-Annual Report
May 31, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Focus Twenty Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.



Merrill Lynch Focus Twenty Fund, Inc.



Officers and Directors/Trustees


Terry K. Glenn, President and Director/Trustee
James H. Bodurtha, Director/Trustee
Joe Grills, Director/Trustee
Herbert I. London, Director/Trustee
Andre F. Perold, Director/Trustee
Roberta Cooper Ramo, Director/Trustee
Robert S. Salomon, Jr., Director/Trustee
Stephen B. Swensrud, Director/Trustee
Robert C. Doll, Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH FOCUS TWENTY FUND, INC., MAY 31, 2004



A Letter From the President


Dear Shareholder

Equity markets produced positive results for the most recent six-month and 12-month reporting periods. The U.S. stock market, as measured by the Standard & Poor's 500 Index, returned +6.79% for the six-month period and +18.33% for the 12-month period ended May 31, 2004.

Though equity markets enjoyed favorable returns overall, we did experience an overdue market correction toward the latter part of the period. This was largely in response to disappointing employment news (which has improved markedly since then), terrorist attacks in Madrid and instability in Iraq. Despite the more recent market skittishness, we continue to observe significant economic strength in the United States.

In fact, the U.S. economy has continued to benefit from 2003's considerable fiscal and monetary stimulus, which took the form of low interest rates and tax cuts. This has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. These developments have supported continued improvements in corporate earnings - a positive for stock markets. By period-end, the Federal Reserve Board appeared poised to raise the Federal Funds target rate from its 45-year low of 1%, based in part on better-than-expected employment reports for the months of March, April and May, as well as by rising producer prices.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties - including the possibility of geopolitical events - that can translate into negative market movements. Keeping this in mind, however, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



MERRILL LYNCH FOCUS TWENTY FUND, INC., MAY 31, 2004



A Discussion With Your Fund's Portfolio Manager


The Fund outperformed the Lipper Multi-Cap Growth Funds category for the period, benefiting from successful stock selection in the telecommunication services, consumer discretionary and health care sectors and an overweight position in energy.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended May 31, 2004, Merrill Lynch Focus Twenty Fund Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +3.85%, +3.97%, +3.31% and +4.46%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the Standard & Poor's (S&P) 500 Barra Growth Index returned +5.34% and the Fund's new benchmark, the Russell 1000 Growth Index, returned +4.98%. The Fund's benchmark was changed during the period from the S&P 500 Barra Growth Index to the Russell 1000 Growth Index based on our belief that the Russell 1000 Growth Index provides a better comparison of the Fund's relative performance.

The Fund outperformed its comparable Lipper category of Multi-Cap Growth Funds, which posted an average return of +3.40% for the six-month period. (This Lipper category includes funds that invest in a variety of market-capitalization ranges without concentrating 75% of their assets in any one range. Multi-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of stocks in a major, unmanaged stock index.)

Stock selection in the telecommunication services, consumer discretionary and health care sectors drove performance, along with a meaningful overweight position in the energy sector. In contrast, stock selection in the information technology, financials and materials sectors had a negative impact on the Fund's relative returns.

At the individual stock level, the largest positive contributors to performance in the past six months were Imclone Systems (cancer pharmaceutical therapeutics), Grant Prideco, Inc. (oil field machinery and equipment), Nextel Partners, Inc. (cellular wireless service), Check Point Software Technologies Ltd. (Internet security) and Fisher Scientific International Inc. (scientific instruments and supplies). The largest detractors from performance were Ameritrade Holding Corporation, Agere Systems and Fairchild Semiconductor Corporation (electronic components and semiconductors).

The portfolio is concentrated in more midsize to large companies. During the six-month period, however, smaller companies posted the best results. As the period began, equity markets were strong as consumer holiday spending propelled the markets into the New Year. However, terror attacks in Europe, the unresolved conflict in Iraq, uncertain unemployment numbers and concerns about higher interest rates led to market weakness in February. This sentiment continued into May, as investors reduced their risk. The industrial and materials sectors also were affected by concerns of monetary tightening in China, where considerable economic growth had served to bolster these sectors.


What changes were made to the portfolio during the period?

We increased our position in the materials and financials sectors as economic recovery was more evident and capital spending returned. We also increased our exposure to the consumer discretionary sector. Based on quarterly company news, we reduced our weightings in the information technology sector in order to fund the new names we added to the portfolio.

Our largest purchases during the period included Ameritrade Holding Corporation, ImClone Systems, The Goldman Sachs Group, Inc. and Phelps Dodge Corporation. We selected Ameritrade, an online brokerage firm, because of its strong revenue acceleration and earnings growth. We added ImClone, a biopharmaceutical company in the area of oncology, based on its strong earnings surprise and relative strength. Goldman Sachs, one of the largest investment banking firms, was picked for its revenue acceleration and earnings surprise, while Phelps Dodge, a leading mining and manufacturing industries company globally, was chosen for its revenue growth and relative strength.



MERRILL LYNCH FOCUS TWENTY FUND, INC., MAY 31, 2004



The largest sales included Agilent Technologies, Inc., maker of electronic measurement instruments, computer-giant Intel Corporation and aerospace/defense company L-3 Communications Holdings, Inc. We sold Grant Prideco and Noble Corporation to scale back our energy overweighting.


How would you characterize the portfolio's position at the close of the period?

The portfolio's largest overweights as of period-end were in information technology, materials and telecommunication services, as these sectors have a better growth outlook than health care and consumer staples, in which we were underweight.

Earnings revisions were strong and company fundamentals improved throughout the period. However, the market continued to react to the likelihood of interest rate increases by the Federal Reserve Board. We will continue to screen for companies with strong upside earnings, upward earnings revisions, good relative strength, and strong revenue and earnings growth. We believe that, over the long-term, these factors best identify growth stocks.


Brian Fullerton
Portfolio Management Team Leader

June 16, 2004


We are pleased to announce that Merrill Lynch Focus Twenty Fund, Inc. is managed by a new team of investment professionals who participate in the research process and stock selection, and are responsible for the day-to-day management of the Fund's portfolio.

Brian Fullerton is the team's leader. Mr. Fullerton is a Managing Director of Merrill Lynch Investment Managers (MLIM) and has been Chief Investment Officer for MLIM Americas region and Head of MLIM Global Risk Management and Performance Measurement since 2001.
Mr. Fullerton was Head of Risk Management for MLIM Americas from 1999 to 2001. Prior to joining Merrill Lynch in 1999, Mr. Fullerton was Senior Vice President and Treasurer at Putnam Investments, Inc., where he was in charge of Risk Management, Treasury and Tax.
Mr Fullerton is a CFA R charterholder.

The other members of the Fund's management team are Anthony Patti, Linfeng You and Steve Salberta. Mr. Patti is Chief Risk Officer for MLIM Americas and has more than 13 years of financial services experience. Prior to joining Merrill Lynch in 2001, Mr. Patti was a Vice President and Chief Operating Officer at J.P. Morgan's E-Finance division and also managed a global market and credit risk team at J.P. Morgan. Mr. You has been a Vice President and Senior Risk Analyst with MLIM since 2000. Mr. You is a CFA charterholder and has nearly 10 years of investment industry experience, including prior roles as an equity quantitative analyst at Salomon Brothers/ Salomon Smith Barney and Vestek Systems. Mr. Salberta is a CFA charterholder and has served as a fundamental analyst for the Fund since 2000.



MERRILL LYNCH FOCUS TWENTY FUND, INC., MAY 31, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH FOCUS TWENTY FUND, INC., MAY 31, 2004



Performance Data (continued)

Recent Performance Results

                                                        6-Month         12-Month     Since Inception
As of May 31, 2004                                    Total Return    Total Return     Total Return
ML Focus Twenty Fund, Inc.--Class A Shares*               +3.85%         +19.12%          -83.80%
ML Focus Twenty Fund, Inc.--Class B Shares*               +3.97          +18.05           -84.30
ML Focus Twenty Fund, Inc.--Class C Shares*               +3.31          +17.29           -84.40
ML Focus Twenty Fund, Inc.--Class I Shares*               +4.46          +19.71           -83.60
Russell 1000 Growth Index**                               +4.98          +18.02           -43.34
Standard & Poor's 500 Index***                            +6.79          +18.33           -15.24
Standard & Poor's 500 Barra Growth Index****              +5.34          +16.14           -33.27

*Investment results shown reflect cumulative total returns and do not reflect sales charges; results would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 3/03/00.

**This unmanaged broad-based Index is a subset of the Russell 1000
Index consisting of those Russell 1000 securities with a greater-than-average growth orientation. Since inception total return is from 3/03/00.

***This unmanaged Index covers 500 industrial, utility, transporta-tion and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 3/03/00.

****This unmanaged broad-based Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Index that have higher price-to-book ratios. Since inception total return is from 3/03/00.


MERRILL LYNCH FOCUS TWENTY FUND, INC., MAY 31, 2004



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 5/31/04                  +19.12%          +12.86%
Inception (3/03/00)
through 5/31/04                         -34.88           -35.70

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 5/31/04                  +18.05%          +14.05%
Inception (3/03/00)
through 5/31/04                         -35.36           -35.66

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 5/31/04                  +17.29%          +16.29%
Inception (3/03/00)
through 5/31/04                         -35.45           -35.45

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 5/31/04                  +19.71%          +13.42%
Inception (3/03/00)
through 5/31/04                         -34.69           -35.51

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



MERRILL LYNCH FOCUS TWENTY FUND, INC., MAY 31, 2004


Statement of Assets and Liabilities                                                   Merrill Lynch Focus Twenty Fund, Inc.

As of May 31, 2004
Assets

           Investment in Master Focus Twenty Trust, at value
           (identified cost--$170,750,047)                                                                  $   170,143,410
           Prepaid expenses                                                                                          25,596
                                                                                                            ---------------
           Total assets                                                                                         170,169,006
                                                                                                            ---------------

Liabilities

           Payables:
               Distributor                                                                $        99,388
               Other affiliates                                                                    95,568
               Administrator                                                                       31,743           226,699
                                                                                          ---------------
           Accrued expenses                                                                                          79,422
                                                                                                            ---------------
           Total liabilities                                                                                        306,121
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   169,862,885
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                    $     1,024,778
           Class B Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                          5,151,715
           Class C Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                          3,068,301
           Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          1,498,765
           Paid-in capital in excess of par                                                                   1,730,923,890
           Accumulated investment loss--net                                               $   (1,334,308)
           Accumulated realized capital losses on investments allocated from the
           Trust--net                                                                     (1,569,863,619)
           Unrealized depreciation on investments allocated from the Trust--net                 (606,637)
                                                                                          ---------------
           Total accumulated losses--net                                                                    (1,571,804,564)
                                                                                                            ---------------
           Net Assets                                                                                       $   169,862,885
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $16,621,387 and 10,247,778 shares outstanding                    $          1.62
                                                                                                            ===============
           Class B--Based on net assets of $80,672,129 and 51,517,154 shares outstanding                    $          1.57
                                                                                                            ===============
           Class C--Based on net assets of $47,997,526 and 30,683,010 shares outstanding                    $          1.56
                                                                                                            ===============
           Class I--Based on net assets of $24,571,843 and 14,987,653 shares outstanding                    $          1.64
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH FOCUS TWENTY FUND, INC., MAY 31, 2004


Statement of Operations                                                               Merrill Lynch Focus Twenty Fund, Inc.

For the Six Months Ended May 31, 2004
Investment Income Allocated from the Trust--Net

           Net investment income allocated from the Trust:
               Dividends                                                                                    $     1,023,292
               Interest                                                                                              35,965
               Securities lending--net                                                                               16,738
               Expenses                                                                                           (672,272)
                                                                                                            ---------------
           Net investment income allocated from the Trust                                                           403,723
                                                                                                            ---------------

Expenses

           Account maintenance and distribution fees--Class B                             $       442,050
           Transfer agent fees--Class B                                                           307,242
           Account maintenance and distribution fees--Class C                                     263,280
           Administration fees                                                                    231,989
           Transfer agent fees--Class C                                                           188,415
           Transfer agent fees--Class I                                                            78,478
           Professional fees                                                                       66,208
           Transfer agent fees--Class A                                                            53,131
           Printing and shareholder reports                                                        44,907
           Registration fees                                                                       26,789
           Account maintenance fees--Class A                                                       22,469
           Other                                                                                   13,073
                                                                                          ---------------
           Total expenses                                                                                         1,738,031
                                                                                                            ---------------
           Investment loss--net                                                                                 (1,334,308)
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments Allocated from the Trust--Net

           Realized gain on investments allocated from the Trust--net                                            23,466,761
           Change in unrealized appreciation/depreciation on investments allocated from
           the Trust--net                                                                                      (14,291,126)
                                                                                                            ---------------
           Total realized and unrealized gain on investments allocated from the Trust--net                        9,175,635
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $     7,841,327
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH FOCUS TWENTY FUND, INC., MAY 31, 2004


Statements of Changes in Net Assets                                                   Merrill Lynch Focus Twenty Fund, Inc.

                                                                                            For the Six          For the
                                                                                            Months Ended        Year Ended
                                                                                              May 31,          November 30,
Increase (Decrease) in Net Assets:                                                              2004               2003
Operations

           Investment loss--net                                                           $   (1,334,308)   $   (3,980,191)
           Realized gain on investments allocated from the Trust--net                          23,466,761        41,490,797
           Change in unrealized appreciation/depreciation on investments allocated
           from the Trust--net                                                               (14,291,126)       (2,309,844)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                 7,841,327        35,200,762
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions                (25,676,577)      (42,399,447)
                                                                                          ---------------   ---------------

Net Assets

           Total decrease in net assets                                                      (17,835,250)       (7,198,685)
           Beginning of period                                                                187,698,135       194,896,820
                                                                                          ---------------   ---------------
           End of period*                                                                 $   169,862,885   $   187,698,135
                                                                                          ===============   ===============
               *Accumulated investment loss--net                                          $   (1,334,308)                --
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH FOCUS TWENTY FUND, INC., MAY 31, 2004


Financial Highlights                                                                  Merrill Lynch Focus Twenty Fund, Inc.

                                                                                    Class A
The following per share data and ratios
have been derived from information                  For the Six                                              For the Period
provided in the financial statements.               Months Ended                                            March 3, 2000++
                                                      May 31,      For the Year Ended November 30,++++++++  to November 30,
Increase (Decrease) in Net Asset Value:                 2004          2003           2002           2001      2000++++++++
Per Share Operating Performance

           Net asset value, beginning of period    $       1.56   $       1.27   $       1.99   $       6.23   $      10.00
                                                   ------------   ------------   ------------   ------------   ------------
           Investment loss--net                      (.01)+++++     (.02)+++++     (.03)+++++          (.03)          (.05)
           Realized and unrealized gain (loss)
           on investments allocated from the
           Trust--net                                       .07            .31          (.69)         (4.21)         (3.72)
                                                   ------------   ------------   ------------   ------------   ------------
           Total from investment operations                 .06            .29          (.72)         (4.24)         (3.77)
                                                   ------------   ------------   ------------   ------------   ------------
           Net asset value, end of period          $       1.62   $       1.56   $       1.27   $       1.99   $       6.23
                                                   ============   ============   ============   ============   ============

Total Investment Return**

           Based on net asset value per share          3.85%+++         22.83%       (36.18%)       (68.06%)    (37.70%)+++
                                                   ============   ============   ============   ============   ============

Ratios to Average Net Assets

           Expenses++++                                  1.97%*          2.10%          2.12%          1.38%         1.36%*
                                                   ============   ============   ============   ============   ============
           Investment loss--net                         (.81%)*        (1.57%)        (1.87%)         (.95%)        (.79%)*
                                                   ============   ============   ============   ============   ============

Supplemental Data

           Net asset, end of period
           (in thousands)                          $     16,621   $     18,007   $     18,664   $     43,576   $    120,310
                                                   ============   ============   ============   ============   ============
           Portfolio turnover of the Trust              130.25%        316.42%        275.69%        137.66%         62.85%
                                                   ============   ============   ============   ============   ============

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Commencement of operations.

++++Includes the Fund's share of the Trust's allocated expenses.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

++++++++Effective April 14, 2003, Class D Shares were redesignated
Class A Shares.

See Notes to Financial Statements.


MERRILL LYNCH FOCUS TWENTY FUND, INC., MAY 31, 2004


Financial Highlights (continued)                                                      Merrill Lynch Focus Twenty Fund, Inc.

                                                                                    Class B
The following per share data and ratios
have been derived from information                  For the Six                                              For the Period
provided in the financial statements.               Months Ended                                            March 3, 2000++
                                                      May 31,          For the Year Ended November 30,      to November 30,
Increase (Decrease) in Net Asset Value:                 2004          2003           2002           2001          2000
Per Share Operating Performance

           Net asset value, beginning of period    $       1.51   $       1.24   $       1.96   $       6.19   $      10.00
                                                   ------------   ------------   ------------   ------------   ------------
           Investment loss--net                      (.01)+++++     (.03)+++++     (.04)+++++          (.06)          (.08)
           Realized and unrealized gain (loss)
           on investments allocated from the
           Trust--net                                       .07            .30          (.68)         (4.17)         (3.73)
                                                   ------------   ------------   ------------   ------------   ------------
           Total from investment operations                 .06            .27          (.72)         (4.23)         (3.81)
                                                   ------------   ------------   ------------   ------------   ------------
           Net asset value, end of period          $       1.57   $       1.51   $       1.24   $       1.96   $       6.19
                                                   ============   ============   ============   ============   ============

Total Investment Return**

           Based on net asset value per share          3.97%+++         21.77%       (36.73%)       (68.34%)    (38.10%)+++
                                                   ============   ============   ============   ============   ============

Ratios to Average Net Assets

           Expenses++++                                  2.82%*          2.98%          2.98%          2.18%         2.13%*
                                                   ============   ============   ============   ============   ============
           Investment loss--net                        (1.67%)*        (2.45%)        (2.72%)        (1.75%)       (1.56%)*
                                                   ============   ============   ============   ============   ============

Supplemental Data

           Net asset, end of period
           (in thousands)                          $     80,672   $     89,384   $     94,834   $    213,058   $    631,827
                                                   ============   ============   ============   ============   ============
           Portfolio turnover of the Trust              130.25%        316.42%        275.69%        137.66%         62.85%
                                                   ============   ============   ============   ============   ============

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Commencement of operations.

++++Includes the Fund's share of the Trust's allocated expenses.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH FOCUS TWENTY FUND, INC., MAY 31, 2004


Financial Highlights (continued)                                                      Merrill Lynch Focus Twenty Fund, Inc.

                                                                                    Class C
The following per share data and ratios
have been derived from information                  For the Six                                              For the Period
provided in the financial statements.               Months Ended                                            March 3, 2000++
                                                      May 31,          For the Year Ended November 30,      to November 30,
Increase (Decrease) in Net Asset Value:                 2004          2003           2002           2001          2000
Per Share Operating Performance

           Net asset value, beginning of period    $       1.51   $       1.24   $       1.96   $       6.19   $      10.00
                                                   ------------   ------------   ------------   ------------   ------------
           Investment loss--net                      (.01)+++++     (.03)+++++     (.04)+++++          (.06)          (.08)
           Realized and unrealized gain (loss)
           on investments allocated from the
           Trust--net                                       .06            .30          (.68)         (4.17)         (3.73)
                                                   ------------   ------------   ------------   ------------   ------------
           Total from investment operations                 .05            .27          (.72)         (4.23)         (3.81)
                                                   ------------   ------------   ------------   ------------   ------------
           Net asset value, end of period          $       1.56   $       1.51   $       1.24   $       1.96   $       6.19
                                                   ============   ============   ============   ============   ============

Total Investment Return**

           Based on net asset value per share          3.31%+++         21.77%       (36.73%)       (68.34%)    (38.10%)+++
                                                   ============   ============   ============   ============   ============

Ratios to Average Net Assets

           Expenses++++                                  2.84%*          3.01%          3.01%          2.19%         2.15%*
                                                   ============   ============   ============   ============   ============
           Investment loss--net                        (1.69%)*        (2.49%)        (2.75%)        (1.76%)       (1.58%)*
                                                   ============   ============   ============   ============   ============

Supplemental Data

           Net asset, end of period
           (in thousands)                          $     47,998   $     53,202   $     56,512   $    127,506   $    378,948
                                                   ============   ============   ============   ============   ============
           Portfolio turnover of the Trust              130.25%        316.42%        275.69%        137.66%         62.85%
                                                   ============   ============   ============   ============   ============

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Commencement of operations.

++++Includes the Fund's share of the Trust's allocated expenses.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH FOCUS TWENTY FUND, INC., MAY 31, 2004


Financial Highlights (concluded)                                                      Merrill Lynch Focus Twenty Fund, Inc.

                                                                                    Class I
The following per share data and ratios
have been derived from information                  For the Six                                              For the Period
provided in the financial statements.               Months Ended                                            March 3, 2000++
                                                      May 31,      For the Year Ended November 30,++++++++  to November 30,
Increase (Decrease) in Net Asset Value:                 2004          2003           2002           2001      2000++++++++
Per Share Operating Performance

           Net asset value, beginning of period    $       1.57   $       1.28   $       2.00   $       6.24   $      10.00
                                                   ------------   ------------   ------------   ------------   ------------
           Investment loss--net                       --+++++**     (.02)+++++     (.03)+++++          (.02)          (.02)
           Realized and unrealized gain (loss)
           on investments allocated from the
           Trust--net                                       .07            .31          (.69)         (4.22)         (3.74)
                                                   ------------   ------------   ------------   ------------   ------------
           Total from investment operations                 .07            .29          (.72)         (4.24)         (3.76)
                                                   ------------   ------------   ------------   ------------   ------------
           Net asset value, end of period          $       1.64   $       1.57   $       1.28   $       2.00   $       6.24
                                                   ============   ============   ============   ============   ============

Total Investment Return***

           Based on net asset value per share          4.46%+++         22.66%       (36.00%)       (67.95%)    (37.60%)+++
                                                   ============   ============   ============   ============   ============

Ratios to Average Net Assets

           Expenses++++                                  1.73%*          1.86%          1.90%          1.13%         1.12%*
                                                   ============   ============   ============   ============   ============
           Investment loss--net                         (.57%)*        (1.33%)        (1.64%)         (.72%)        (.57%)*
                                                   ============   ============   ============   ============   ============

Supplemental Data

           Net asset, end of period
           (in thousands)                          $     24,572   $     27,105   $     24,887   $     43,081   $     55,306
                                                   ============   ============   ============   ============   ============
           Portfolio turnover of the Trust              130.25%        316.42%        275.69%        137.66%         62.85%
                                                   ============   ============   ============   ============   ============

*Annualized.

**Amount is less than $(.01) per share.

***Total investment returns exclude the effects of sales charges.

++Commencement of operations.

++++Includes the Fund's share of the Trust's allocated expenses.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

++++++++Effective April 14, 2003, Class A Shares were redesignated
Class I Shares.

See Notes to Financial Statements.


MERRILL LYNCH FOCUS TWENTY FUND, INC., MAY 31, 2004



Notes to Financial Statements
Merrill Lynch Focus Twenty Fund, Inc.


1. Significant Accounting Policies:
Merrill Lynch Focus Twenty Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Focus Twenty Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at May 31, 2004 was 100.0%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which is included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.



MERRILL LYNCH FOCUS TWENTY FUND, INC., MAY 31, 2004



Notes to Financial Statements (continued)
Merrill Lynch Focus Twenty Fund, Inc.


The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                       Account
                   Maintenance          Distribution
                           Fee                   Fee

Class A                   .25%                    --
Class B                   .25%                  .75%
Class C                   .25%                  .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                          FAMD                MLPF&S

Class A                  $ 450               $ 9,774
Class I                  $   5               $    75


For the six months ended May 31, 2004, MLPF&S received contingent deferred sales charges of $133,196 and $2,000 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS and/or ML & Co.


3. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $25,676,577 and $42,399,447 for the six months ended May 31, 2004 and for the year ended November 30, 2003, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                             Dollar
May 31, 2004                              Shares             Amount

Shares sold                              340,064    $       574,214
Automatic conversion of shares           385,739            652,277
                                  --------------    ---------------
Total issued                             725,803          1,226,491
Shares redeemed                      (2,042,439)        (3,402,435)
                                  --------------    ---------------
Net decrease                         (1,316,636)    $   (2,175,944)
                                  ==============    ===============


Class A Shares for the Year                                  Dollar
Ended November 30, 2003                   Shares             Amount

Shares sold                              891,193    $     1,172,872
Automatic conversion of shares           467,417            626,946
                                  --------------    ---------------
Total issued                           1,358,610          1,799,818
Shares redeemed                      (4,539,268)        (5,988,547)
                                  --------------    ---------------
Net decrease                         (3,180,658)    $   (4,188,729)
                                  --------------    ---------------



MERRILL LYNCH FOCUS TWENTY FUND, INC., MAY 31, 2004



Notes to Financial Statements (concluded)
Merrill Lynch Focus Twenty Fund, Inc.


Class B Shares for the
Six Months Ended                                             Dollar
May 31, 2004                              Shares             Amount

Shares sold                              932,221    $     1,505,931
Automatic conversion of shares         (399,276)          (652,277)
Shares redeemed                      (8,222,584)       (13,202,158)
                                  --------------    ---------------
Net decrease                         (7,689,639)    $  (12,348,504)
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended November 30, 2003                   Shares             Amount

Shares sold                            2,216,123    $     2,910,297
Automatic conversion of shares         (480,414)          (626,946)
Shares redeemed                     (19,124,137)       (24,337,108)
                                  --------------    ---------------
Net decrease                        (17,388,428)    $  (22,053,757)
                                  ==============    ===============


Class C Shares for the
Six Months Ended                                             Dollar
May 31, 2004                              Shares             Amount

Shares sold                              788,028    $     1,277,205
Shares redeemed                      (5,378,744)        (8,632,147)
                                  --------------    ---------------
Net decrease                         (4,590,716)    $   (7,354,942)
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended November 30, 2003                   Shares             Amount

Shares sold                            2,424,709    $     3,226,042
Shares redeemed                     (12,825,102)       (16,271,726)
                                  --------------    ---------------
Net decrease                        (10,400,393)    $  (13,045,684)
                                  ==============    ===============


Class I Shares for the
Six Months Ended                                             Dollar
May 31, 2004                              Shares             Amount

Shares sold                              628,759    $     1,060,031
Shares redeemed                      (2,883,162)        (4,857,218)
                                  --------------    ---------------
Net decrease                         (2,254,403)    $   (3,797,187)
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended November 30, 2003                   Shares             Amount

Shares sold                            6,634,075    $     9,065,884
Shares redeemed                      (8,910,609)       (12,177,161)
                                  --------------    ---------------
Net decrease                         (2,276,534)    $   (3,111,277)
                                  ==============    ===============


4. Capital Loss Carryforward:
On November 30, 2003, the Fund had a net capital loss carryforward of $1,589,614,244, of which $213,921,315 expires in 2008,
$1,109,040,883 expires in 2009, and $266,652,046 expires in 2010.
This amount will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH FOCUS TWENTY FUND, INC., MAY 31, 2004


Schedule of Investments                                                                           Master Focus Twenty Trust

                                                                                                    Value        Percent of
Country  Industry*             Shares Held     Common Stocks                                  (in U.S. dollars)  Net Assets
Canada   Communications            935,000   ++Nortel Networks Corporation                         $   3,581,050       2.1%
         Equipment

                                               Total Common Stocks in Canada                           3,581,050       2.1


Israel   Software                  296,700   ++Check Point Software Technologies Ltd.                  7,055,526       4.2

                                               Total Common Stocks in Israel                           7,055,526       4.2


United   Auto Components            81,800     Autoliv, Inc.                                           3,382,430       2.0
States
         Biotechnology             133,500   ++ImClone Systems                                         9,879,000       5.8

         Capital Markets           495,700   ++Ameritrade Holding Corporation                          5,893,873       3.5
                                    70,800     The Goldman Sachs Group, Inc.                           6,648,828       3.9
                                   134,500     Morgan Stanley                                          7,197,095       4.2
                                                                                                   -------------     ------
                                                                                                      19,739,796      11.6

         Chemicals                 203,000     Monsanto Company                                        7,003,500       4.1

         Commercial Services       146,400     Manpower Inc.                                           6,990,600       4.1
         & Supplies

         Communications            646,800   ++Brocade Communications Systems, Inc.                    3,874,332       2.3
         Equipment                 352,800   ++Cisco Systems, Inc.                                     7,814,520       4.6
                                   125,400   ++F5 Networks, Inc.                                       3,723,126       2.2
                                   310,800   ++Juniper Networks, Inc.                                  6,498,828       3.8
                                   359,000     Motorola, Inc.                                          7,097,430       4.1
                                                                                                   -------------     ------
                                                                                                      29,008,236      17.0

         Electronic Equipment      266,500     Tektronix, Inc.                                         8,410,740       5.0
         & Instruments

         Health Care Equipment     126,700   ++Boston Scientific Corporation                           5,612,810       3.3
         & Supplies                 59,400   ++Fisher Scientific International Inc.                    3,410,154       2.0
                                                                                                   -------------     ------
                                                                                                       9,022,964       5.3

         Internet Software          85,400   ++Yahoo! Inc.                                             2,618,364       1.5
         & Services

         Machinery                  64,800     Caterpillar Inc.                                        4,882,680       2.9
                                    88,500     Deere & Company                                         5,814,450       3.4
                                                                                                   -------------     ------
                                                                                                      10,697,130       6.3

         Metals & Mining            99,300   ++Phelps Dodge Corporation                                6,742,470       4.0

         Multiline Retail          430,600     Saks Incorporated                                       6,463,306       3.8

         Semiconductors &          409,700   ++Atmel Corporation                                       2,605,692       1.5
         Semiconductor Equipment   321,600   ++Fairchild Semiconductor Corporation                     6,341,952       3.7
                                                                                                   -------------     ------
                                                                                                       8,947,644       5.2

         Software                  188,600     Computer Associates International, Inc.                 5,103,516       3.0
                                   156,300     Microsoft Corporation                                   4,118,505       2.4
                                   124,600   ++Nasdaq-100 Shares (c)                                   4,549,146       2.7
                                                                                                   -------------     ------
                                                                                                      13,771,167       8.1

         Specialty Retail          144,700   ++Barnes & Noble, Inc.                                    4,332,318       2.6

         Wireless                  492,400   ++Nextel Partners, Inc. (Class A)                         8,031,044       4.7
         Telecommunication
         Services

                                               Total Common Stocks in the United States              155,040,709      91.1

                                               Total Investments in Common Stocks
                                               (Cost--$165,989,052)                                  165,677,285      97.4


MERRILL LYNCH FOCUS TWENTY FUND, INC., MAY 31, 2004


Schedule of Investments (concluded)                                                               Master Focus Twenty Trust

                      Beneficial Interest/                                                          Value        Percent of
                               Shares Held     Short-Term Securities                          (in U.S. dollars)  Net Assets

                               $ 5,409,304     Merrill Lynch Liquidity Series, LLC Cash Sweep
                                               Series I (a)                                        $   5,409,304       3.2%
                               $29,275,500     Merrill Lynch Liquidity Series, LLC Money Market
                                               Series (a)(b)                                          29,275,500      17.2
                                 9,758,500     Merrill Lynch Premier Institutional Fund (a)(b)         9,758,500       5.7

                                               Total Investments in Short-Term Securities
                                               (Cost--$44,443,304)                                    44,443,304      26.1




                                 Number of
                                 Contracts     Put Options Purchased
                                       502     Computer Associates International, Inc., expiring
                                               August 2004 at $22.5, Broker Goldman Sachs                 27,610       0.0
                                     2,373     Computer Associates International, Inc., expiring
                                               August 2004 at $22.5, Broker UBS Warburg                  130,515       0.1

                                               Total Put Options Purchased
                                               (Premiums Paid--$452,995)                                 158,125       0.1

         Total Investments (Cost--$210,885,351)                                                      210,278,714     123.6
         Liabilities in Excess of Other Assets                                                      (40,135,304)     (23.6)
                                                                                                   -------------     ------
         Net Assets                                                                                $ 170,143,410     100.0%
                                                                                                   =============     ======

*For Trust compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

++Non-income producing security.

(a)Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:


                                                       Interest/
                                           Net          Dividend
Affiliate                                Activity        Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I           $(2,527,622)       $35,965
Merrill Lynch Liquidity Series,
   LLC Money Market Series           $  2,471,250       $12,583
Merrill Lynch Premier
   Institutional Fund                     823,750       $ 4,155


(b)Security was purchased with the cash proceeds from securities loaned.

(c)Represents ownership in the Nasdaq-100 Trust, a registered unit investment trust. The investment objective of the Nasdaq-100 Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component stocks of the Nasdaq-100 Index.

See Notes to Financial Statements.


MERRILL LYNCH FOCUS TWENTY FUND, INC., MAY 31, 2004


Statement of Assets and Liabilities                                                               Master Focus Twenty Trust

As of May 31, 2004
Assets

           Investments in unaffiliated securities, at value (including securities
           loaned of $38,143,932) (identified cost--$165,989,052)                                           $   165,677,285
           Investments in affiliated securities, at value (identified cost--$44,443,304)                         44,443,304
           Options purchased, at value (premiums paid--$452,995)                                                    158,125
           Receivables:
               Securities sold                                                            $     4,724,891
               Dividends                                                                           31,620
               Contributions                                                                       23,268
               Securities lending--net                                                              5,061
               Interest from affiliates                                                             2,237         4,787,077
                                                                                          ---------------
           Prepaid expenses                                                                                           3,176
                                                                                                            ---------------
           Total assets                                                                                         215,068,967
                                                                                                            ---------------

Liabilities

           Collateral on securities loaned, at value                                                             39,034,000
           Payables:
               Securities purchased                                                             5,244,652
               Withdrawals                                                                        563,482
               Investment adviser                                                                  76,326
               Other affiliates                                                                     1,657         5,886,117
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                     5,440
                                                                                                            ---------------
           Total liabilities                                                                                     44,925,557
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   170,143,410
                                                                                                            ===============

Net Assets Consist of

           Investors' capital                                                                               $   170,750,047
           Unrealized depreciation on investments--net                                                            (606,637)
                                                                                                            ---------------
           Net Assets                                                                                       $   170,143,410
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH FOCUS TWENTY FUND, INC., MAY 31, 2004


Statement of Operations                                                                           Master Focus Twenty Trust

For the Six Months Ended May 31, 2004
Investment Income

           Dividends                                                                                        $     1,023,292
           Interest from affiliates                                                                                  35,965
           Securities lending--net                                                                                   16,738
                                                                                                            ---------------
           Total income                                                                                           1,075,995
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $       557,787
           Accounting services                                                                     50,702
           Professional fees                                                                       24,025
           Custodian fees                                                                          23,259
           Trustees' fees and expenses                                                              8,533
           Printing and shareholder reports                                                         4,363
           Pricing fees                                                                               520
           Other                                                                                    3,083
                                                                                          ---------------
           Total expenses                                                                                           672,272
                                                                                                            ---------------
           Investment income--net                                                                                   403,723
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

           Realized gain on investments--net                                                                     23,466,761
           Change in unrealized appreciation/depreciation on investments--net                                  (14,291,126)
                                                                                                            ---------------
           Total realized and unrealized gain on investments--net                                                 9,175,635
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $     9,579,358
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH FOCUS TWENTY FUND, INC., MAY 31, 2004


Statements of Changes in Net Assets                                                               Master Focus Twenty Trust

                                                                                           For the Six          For the
                                                                                           Months Ended        Year Ended
                                                                                             May 31,          November 30,
Increase (Decrease) in Net Assets:                                                             2004               2003
Operations

           Investment income (loss)--net                                                  $       403,723   $     (343,894)
           Realized gain on investments--net                                                   23,466,761        42,265,383
           Change in unrealized appreciation/depreciation on investments--net                (14,291,126)       (2,389,053)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                 9,579,358        39,532,436
                                                                                          ---------------   ---------------

Capital Transactions

           Proceeds from contributions                                                          4,417,381        17,594,722
           Fair value of withdrawals                                                         (31,925,177)      (67,461,122)
                                                                                          ---------------   ---------------
           Net decrease in net assets derived from capital transactions                      (27,507,796)      (49,866,400)
                                                                                          ---------------   ---------------

Net Assets

           Total decrease in net assets                                                      (17,928,438)      (10,333,964)
           Beginning of period                                                                188,071,848       198,405,812
                                                                                          ---------------   ---------------
           End of period                                                                  $   170,143,410   $   188,071,848
                                                                                          ===============   ===============

See Notes to Financial Statements.


Financial Highlights                                                                              Master Focus Twenty Trust

                                                           For the Six                                       For the Period
                                                           Months Ended                                     March 3, 2000++
The following ratios have been derived from                  May 31,      For the Year Ended November 30,     to Nov. 30,
information provided in the financial statements.              2004          2003         2002         2001       2000
Total Investment Return**

           Total investment return                             4.96%+++       23.82%     (34.70%)           --           --
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               .72%*         .71%         .75%         .68%        .90%*
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                          .43%*       (.19%)       (.49%)       (.25%)      (.33%)*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  170,143   $  188,072   $  198,406   $  429,953   $1,188,715
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                   130.25%      316.42%      275.69%      137.66%       62.85%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

++Commencement of operations.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH FOCUS TWENTY FUND, INC., MAY 31, 2004



Notes to Financial Statements
Master Focus Twenty Trust


1. Significant Accounting Policies:
Master Focus Twenty Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interest in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Equity securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



MERRILL LYNCH FOCUS TWENTY FUND, INC., MAY 31, 2004



Notes to Financial Statements (continued)
Master Focus Twenty Trust


* Financial futures contracts--The Trust may purchase or sell financial futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust may purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Trust may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Trust may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no Federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend date. Interest income is recognized on the accrual basis.



MERRILL LYNCH FOCUS TWENTY FUND, INC., MAY 31, 2004



Notes to Financial Statements (continued)
Master Focus Twenty Trust


(f) Short sales--When the Trust engages in a short sale, an amount equal to the proceeds received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Trust maintains a segregated account of securities as collateral for the short sales. The Trust is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Trust is required to repay the counterparty any dividends or interest received on the security sold short.

(g) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within three business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Trust. There is no increase in the aggregate fees paid by the Trust for these services.

FAM is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .60% of the average daily value of the Trust's net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of May 31, 2004, the Trust lent securities with a value of $5,006,100 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended May 31, 2004, MLIM, LLC received $7,302 in securities lending agent fees.



MERRILL LYNCH FOCUS TWENTY FUND, INC., MAY 31, 2004



Notes to Financial Statements (concluded)
Master Focus Twenty Trust


For the six months ended May 31, 2004, the Trust reimbursed FAM
$1,917 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLAM U.K., and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2004 were $227,861,630 and $253,250,317, respectively.

Net realized gains (losses) for the six months ended May 31, 2004 and net unrealized depreciation as of May 31, 2004 were as follows:


                                        Realized         Unrealized
                                  Gains (Losses)       Depreciation

Long-term investments             $   23,914,417     $    (311,767)
Short-term investments                       150                 --
Short sales                              223,729                 --
Options purchased                      (256,613)          (294,870)
Options written                        (414,922)                 --
                                  --------------     --------------
Total investments                 $   23,466,761     $    (606,637)
                                  ==============     ==============


As of May 31, 2004, net unrealized depreciation for Federal income tax purposes aggregated $2,999,341, of which $11,571,926 related to appreciated securities and $14,571,267 related to depreciated securities. At May 31, 2004, the aggregate cost of investments, including options, for Federal income tax purposes was $213,278,055.

Transactions in options written for the six months ended May 31, 2004 were as follows:


                                       Number of           Premiums
Call Options Written                   Contracts           Received

Outstanding call options written,
   beginning of period                        --                 --
Options written                            9,350     $      459,303
Options closed                           (9,350)          (459,303)
                                   -------------     --------------
Outstanding call options written,
   end of period                              --                 --
                                   =============     ==============


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Trust did not borrow under the credit agreement during the six months ended May 31, 2004.


5. Subsequent Event:
The Fund's Investment advisor has agreed to contractually waive 5 basis points of their fee effective June 1, 2004.



MERRILL LYNCH FOCUS TWENTY FUND, INC., MAY 31, 2004



Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Focus Twenty Fund, Inc. and Master Focus Twenty Trust

By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Focus Twenty Fund, Inc. and
       Master Focus Twenty Trust


Date: July 19, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Focus Twenty Fund, Inc. and
       Master Focus Twenty Trust


Date: July 19, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Focus Twenty Fund, Inc. and
       Master Focus Twenty Trust


Date: July 19, 2004